PURCHASE AND SALE AGREEMENT

     THIS PURCHASE AND SALE AGREEMENT (this “Agreement”), dated as of January 18, 2001 (the “Execution Date”), but made effective as of December 31, 2000 (the “Effective Date”), is entered into between E. Khashoggi Industries, LLC, a Delaware limited liability company (“Seller”), and EarthShell Corporation, a Delaware corporation (“Buyer”), with reference to the following facts:

RECITALS:

     A.      Seller owns certain items of equipment, machinery, tools, supplies, computer equipment and furniture that are listed on the attached Exhibit A (the "Owned Property").

     B.      Seller also leases certain items of equipment, computer equipment and machinery that are listed on the attached Exhibit B (the “Leased Property,” and together with the Owned Property, the “Tangible Personal Property”).

     C.      Pursuant to the terms and conditions set forth herein, Seller desires to sell, and Buyer desires to purchase, the Owned Property, and Seller also desires to assign to Buyer all of Seller’s right and interest in and to the Leased Property, and Buyer desires to accept such assignment, and to assume all of Seller’s obligations under the leases with respect to the Leased Property (the “Leases”), as more particularly identified on the attached Exhibit B.

     D.      Seller has utilized and currently utilizes the Tangible Personal Property to perform technical services for the benefit of Buyer, and Buyer is therefore familiar with the value, condition and functionality of the Tangible Personal Property.

     In consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT:

     1.      Sale of Owned Property. Seller hereby sells, transfers, conveys and quitclaims to Buyer, and Buyer hereby purchases, accepts and assumes, all of Seller’s right, title and interest in and to all of the Owned Property. In consideration for the sale of the Owned Property, Buyer shall pay $900,000 to Seller upon the execution and delivery of this Agreement by Seller. Such sum shall be paid by wire transfer of immediately available funds to Seller’s account (as shall be separately designated in writing by Seller) within three days following the Execution Date. The purchase and sale of the Owned Property shall be deemed effective as of the Effective Date. The transfer of the Owned Property shall be evidenced by the parties’ concurrent execution of a Bill of Sale, the form of which is attached hereto as Exhibit C. All risk of loss with respect to the Tangible Personal Property shall be deemed transferred to Seller as of the Effective Date.

     2.      Assignment and Assumption of Leases. Seller hereby assigns to Buyer all of Sellers’ right, title and interest in, to and under the Leases and the Leased Property, and Buyer hereby accepts such assignment and agrees to assume and timely perform and discharge, and indemnify Seller against and hold it harmless from, all of Seller’s liabilities and obligations under the Leases which are incurred during or which arise or which relate to any period commencing on or after January 1, 2001. Such assignment and assumption shall be evidenced by the parties’ concurrent execution and delivery of an Assignment and Assumption Agreement, the form of which is attached hereto as Exhibit D. The assignment and assumption of the Leases and the Leased Property shall be effective as of the Effective Date. Seller further assigns to Buyer, without additional consideration, all manufacturer warranties and guaranties with respect to the Tangible Personal Property.

     3.      Status of the Property – “As Is”; No Representations or Warranties. Seller represents and warrants that it has good and marketable title to the Owned Property and that the Owned Property is sold and transferred to Buyer free and clear of all liens, claims and/or encumbrances of whatever kind or nature, other than usual and customary liens for property taxes not yet due and payable and for transfer taxes that may arise upon the sale of the Owned Property. Buyer acknowledges and agrees that the Leased Property is being assigned and transferred to Buyer subject to the terms and conditions of the Leases. Seller has previously delivered to Buyer true and correct copies of all Leases with respect to the Leased Property, as amended through the Effective Date. Seller makes no other representations or warranties concerning the Tangible Personal Property. The Tangible Personal Property is being sold and assigned “as is,” “where is” and with “all faults,” and Buyer shall have no recourse against Seller for the Tangible Personal Property (other than as set forth in Section 4(a)). Seller expressly disclaims any representations or warranties as to the value, condition or functionality of the Tangible Personal Property or its suitability for any particular purpose. Buyer represents and warrants that it is familiar with, and has made such inquiries and investigations as it deems necessary with respect to, the Tangible Personal Property and its current value, condition and functionality.

     4.      Indemnification Obligations.

          a.      Seller indemnifies Buyer against, and holds Buyer harmless from, any and all losses, claims, expenses, costs, causes of action or obligations (including reasonable attorneys fees) incurred in connection with, or arising from (i) Seller's ownership, possession, use or operation of the Tangible Personal Property during any period ending on or prior to the Effective Date, or (ii) Seller's breach of any of its representations, warranties or covenants under this Agreement.

          b.      Buyer indemnifies Seller against, and holds Seller harmless from, any losses, claims, expenses, costs, causes of action or obligations (including reasonable attorneys fees) incurred in connection with, or arising from (i) Buyer's ownership, possession, use, operation or disposition of the Tangible Personal Property during any period commencing on or after January 1, 2001, or (ii) Buyer's breach of any of its representations, warranties or covenants under this Agreement.

     5.      Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts made and to be performed wholly within such State, without giving effect to the conflict of laws principles thereof.

     6.      Taxes and Transfer Costs. Buyer shall be responsible for filing all required sales and use tax returns in connection with the transfer of the Tangible Personal Property. Buyer shall also pay, and indemnify Seller against, all required sales and use taxes and other transfer costs and expenses that arise as a result of the transfer of the Tangible Personal Property. Seller shall pay all personal property taxes associated with the ownership or use of the Tangible Personal Property and accrued for the period ending December 31, 2000 and Buyer shall pay all such personal property taxes that accrue thereafter.

     7.      Multiple Counterparts. This Agreement may be executed in any number of counterparts and the signatures delivered by telecopy, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     8.      Further Assurances. The parties agree to cooperate with each other and to execute, deliver and record such other agreements and documents and to take such other actions as are reasonably necessary or helpful to more effectively consummate the transactions contemplated under this Agreement and to carry out its purpose and intent. Upon reasonable notice, Seller shall provide Buyer with reasonable access to, and allow it to copy, any books and records concerning the Tangible Personal Property as are in Seller’s possession or control.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

SELLER:                        E. KHASHOGGI INDUSTRIES, LLC,
                               a Delaware limited liability company

                               By: _______________________________
                               Print Name: ________________________
                               Title: ______________________________

BUYER:                         EARTHSHELL CORPORATION,
                               a Delaware corporation

                               By: ______________________________
                               Print Name: _______________________
                               Title: _____________________________

EXHIBIT A

LIST OF OWNED PROPERTY

                           General Description         Manufacturer         Identification No.
        Quantity                 of Items                (if any)                (if any)

EXHIBIT B

LIST OF LEASED PROPERTY AND

IDENTIFICATION OF PERSONAL PROPERTY LEASES

I.      LIST OF LEASED PROPERTY
------------------------- ----------------------- ----------------------- -----------------------

     Name of Lessor                Item             Commencement Date        Termination Date

II.     IDENTIFICATION OF PERSONAL PROPERTY LEASES
------------------------- ----------------------- ----------------------- -----------------------

     Name of Lessor                Item             Commencement Date        Termination Date

EXHIBIT C

BILL OF SALE

        For valuable consideration, the receipt of which is acknowledged, E. Khashoggi Industries, LLC, a Delaware limited liability company (“Seller”), hereby sells, conveys, transfers and quitclaims to EarthShell Corporation, a Delaware corporation (“Buyer”), all of Seller’s right, title and interest in and to all that tangible personal property described in the Exhibit A attached hereto (the “Owned Property”). Such sale, conveyance, transfer and quitclaim shall be deemed effective as of December 31, 2000.

        The Owned Property are being transferred “as is,” “where is” and with “all faults,” and Buyer shall have no recourse against Seller. The Owned Property are being delivered free and clear of all liens, claims and/or encumbrances of whatever kind other than usual and customary liens for personal property taxes not yet due and payable and all transfer taxes due and owing as a result of the transfer of ownership of the Owned Property. Seller expressly disclaims any representations or warranties as to the value, condition or functionality of the Owned Property or its suitability for any particular purpose.

        This Bill of Sale shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts made and to be performed wholly within such State, without giving effect to the conflict of laws principles thereof.

        This Bill of Sale may be executed in any number of counterparts and the signatures delivered by telecopy, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SELLER:                          E. KHASHOGGI INDUSTRIES, LLC,
                                 a Delaware limited liability company

                                 By: _______________________________
                                 Print Name: ________________________
                                 Title: ______________________________

BUYER:                           EARTHSHELL CORPORATION,
                                 a Delaware corporation

                                 By: ______________________________
                                 Print Name: _______________________
                                 Title: _____________________________

EXHIBIT D

ASSIGNMENT AND ASSUMPTION OF PERSONAL PROPERTY LEASES

        THIS ASSIGNMENT AND ASSUMPTION OF PERSONAL PROPERTY LEASES (this “Assignment”) is made effective as of the December 31, 2000 by and between E. KHASHOGGI INDUSTRIES, LLC, a Delaware limited liability company, having an office at 800 Miramonte Drive, Santa Barbara, California 93109 (“Assignor”) and EARTHSHELL CORPORATION, a Delaware corporation, having an office at 800 Miramonte Drive, Santa Barbara, California 93109 (“Assignee”).

RECITALS:

        A.      Assignor is the lessee of certain equipment, machinery and computer equipment more particularly described in the attached Exhibit A. In connection therewith, Assignor is a party to those certain lease agreements more particularly described in the attached Exhibit A (the “Leases”).

        B.      Assignor has agreed with Assignee to assign all of Assignor’s right, title and interest in, to and under the Leases and the Leased Property to Assignee and Assignee has agreed to assume all of the liabilities and obligations of Assignor thereunder, all as more fully set forth herein.

        In consideration of the foregoing and other good and valuable consideration, the sufficiency and receipt of which , prior to the execution hereof, is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

AGREEMENT:

        1.      Assignor hereby assigns to Assignee all of Assignor's right, title and interest in, to and under the Leases and the Leased Property.

        2.      Assignee hereby accepts the foregoing assignment and agrees to timely perform and discharge all of Assignor’s liabilities and obligations under the Leases which are incurred, or which arise or relate to, any period commencing on or after January 1, 2001.

        3.      Assignee further agrees to be bound by, and to comply with, all of the terms, covenants and conditions of the Leases to be kept and performed by Assignor as lessee thereunder.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Assignment as of the day and year first written above.

                             ASSIGNOR:

                             E. KHASHOGGI INDUSTRIES, LLC

                             By:    /s/ John Daoud
                             Name:  John Daoud
                             Title: CFO

                             ASSIGNEE:

                             EARTHSHELL CORPORATION

                             By:    /s/ Scott Houston            4/23/01
                             Name:  Scott Houston
                             Title: CFO